EXHIBIT 99.1


                              CONSULTING AGREEMENT

      CONSULTING AGREEMENT (this "Agreement") dated as of September 14, 2005 between TII Network Technologies, Inc., a Delaware corporation ("TII"), and Alfred J. Roach ("Consultant").

                              W I T N E S S E T H :
                              -------------------

                  WHEREAS,   Consultant  desires  to  render,  and  TII  desires
Consultant to render, certain consulting services from time to time on the terms herein provided;

                  NOW, THEREFORE, in consideration of the mutual promises and covenants contained `herein, the parties hereto agree as follows:

      1. General. Subject to, and upon the terms and conditions contained in, this Agreement, (a) Consultant's employment with TII shall terminate effective October 31, 2005 and (b) TII hereby retains Consultant, and Consultant hereby agrees to serve, as a consultant to TII during the Consulting Term (as hereinafter defined) and to render to TII the services described in Section 3 hereof.

      2. Term. The term of this Agreement (the "Consulting Term") shall commence on November 1, 2005 and shall continue through October 31, 2009 subject to
Section 5.

      3. Duties. Consultant shall, during the Consulting Term, make himself available at such reasonable times and periods of time as TII may request from time to time to provide advice and counsel to TII's executive officers and directors regarding TII's business and operations, focusing on the sales and marketing of TII's products. It is understood that Consultant is not expected to be on regular or full time call but that he will be available, at the request of TII's President or Board of Directors, for advice and consultation during regular business hours (including by telephone). The days on which such services are to be performed shall be as mutually convenient to TII and Consultant. No travel shall be required of Consultant without Consultant's consent. There shall be no requirement that Consultant shall be in the New York City metropolitan area for any particular period or periods. Consultant hereby relinquishes his position as Chairman of the Board of Directors of TII and shall become its Chairman Emeritus. Consultant further agrees that he will continue to serve his present term as a member of the Board of Directors of TII. The foregoing, however, shall not constitute an agreement on the part of TII or any of its directors or shareholders to nominate or designate Consultant as a nominee for, or to elect or vote for him to serve as, a member of TII's Board of Directors.

      4. Consulting Fee. For Consultant's services and compliance by Consultant with the terms and provisions of this Agreement, TII agrees to pay, and Consultant agrees to accept, consulting fees at the rate of $160,000 per annum, payable in equal monthly installments on the last day of each month during the Consulting Term. TII also agrees to pay the monthly CORBA insurance premium on behalf of Consultant for eighteen (18) months commencing November 1, 2005. In the event Consultant, during the Consulting Term, through his efforts generates sales for TII or its subsidiaries from customers in China, India or Russia which, at the time such customers are introduced by Consultant to TII or its subsidiaries, are not (and are not affiliates of) customers of TII or its subsidiaries, or, prior to May 1, 2007, from Long Island Lighting and Power, which sales are at prices and on terms acceptable to TII, Consultant shall be entitled to a commission of 5% of the "Net Sales" made be TII to such customers during the Consulting Term. "Net Sales" means the sales price paid by such customers less sales, use, ad valorem, value added and similar taxes, discounts and allowances, returns, uninsured claims and bad debts. All expenses, including, without limitation, airfare, taxi, automobile rental, hotel, food and entertainment, telephone and telecopy expenses, incurred by Consultant in soliciting sales shall be borne by Consultant. Any use of personnel of TII or its subsidiaries to assist in the sales effort (other than via telephone conferences with potential customers) shall be subject to the approval of TII, which (including telephone conferences involving TII Personnel) may be withheld by TII for any reason or no reason.

      5. Early Termination. Notwithstanding Section 2, the Consulting Term shall terminate automatically upon the death of Consultant or if Consultant breaches a covenant in Section 6.

      6. Covenants of Consultant. As an inducement to TII to enter into this Agreement, Consultant covenants and agrees as follows:

            (a) Confidential Information. Consultant agrees that he will not, at any time, directly or indirectly, divulge, disclose or use (other than with the prior written approval of TII in connection with the business and affairs of
TII), for any purpose whatsoever, any confidential information that has been obtained by, or disclosed to Consultant prior to or during the Consulting Term. Confidential information includes, but is not limited to, customer and client lists and information, financial information, price lists, marketing and sales strategies and procedures, product design and research and development information, computer programs, databases and software, supplier, vendor and service provider lists and information, personnel information, operating procedures and techniques, business plans and systems, and all other records, files, and information in respect of TII and its subsidiaries. The term "confidential information" does not include any information which (i) at the time of disclosure is generally available to and known by the public, other than as a result of a disclosure directly or indirectly by Consultant, (ii) was available to Consultant on a nonconfidential basis from a source (other than TII or its present or prior employees, consultants, or advisors), provided such source was not bound by a confidentiality agreement with TII or any of its subsidiaries, or (iii) has been independently acquired or developed by Consultant without reference to any other confidential information and without violating any of Consultant's obligations under this Agreement. Notwithstanding the foregoing, Consultant may disclose confidential information, the disclosure of which is compelled by law; provided, however, if Consultant is requested or required to disclose any confidential information by process of law, Consultant will provide TII with prompt written notice thereof so that TII may seek an appropriate protective order or relief therefrom or may waive the requirements of this Section 6(a). If, failing the entry of a protective order or the receipt of a waiver, Consultant is compelled to disclose confidential information under threat of liability for contempt or other censure or penalty, Consultant may disclose such confidential information, but only to the extent so required.

            (b) Non-Competition. During the Consulting Term and for a period of two (2) years thereafter, Consultant shall not, directly or indirectly, engage in or participate as an employee, consultant, advisor, agent, representative, officer, director or otherwise, or as a stockholder, partner, manager, member or joint venturer, or have any direct or indirect financial interest, including, but without limitation, the interest of a creditor, in any business or activity in which TII or its subsidiaries engages or may be reasonably expected to engage at any time during the Consulting Term or in which TII or its subsidiaries is contemplating engaging at the end of the Consulting Term.

            (c) Solicitation of Employees. Without limiting the purview of Sections 6(a) and 6(c), Consultant agrees that, during the Consulting Term and for a period of one (1) year thereafter, he will not directly or indirectly (i) solicit, induce or entice for employment, retention or affiliation, or recommend to any entity or person the solicitation, inducement or enticement for employment, retention or affiliation of, any employee of TII or its subsidiaries or (ii) engage in any activity intended to terminate, disrupt or interfere with any relationship with any customer, supplier, service provider, lessor or other person with which TII or its subsidiaries engages in business.

            (d) No Derogatory Statements. Consultant further agrees that he will in no way take any action or make any statements or allegations which may be derogatory of, harmful to or not in the best interests of, TII, its subsidiaries, affiliates or any of their respective officers or directors. Consultant acknowledges that he is not aware of any material misstatement or omission by TII in any governmental filing or to its shareholders, and is not aware of any breach by TII of any agreements to which TII is a party.

            (e) Remedies, Etc. Consultant agrees that the remedy at law for any breach of the foregoing provisions of this Section 6 will be inadequate, that TII and its subsidiaries and affiliates (who are intended third party beneficiaries of this Section 6), shall be entitled to injunctive relief, without the need to post bond, with respect to any breach or threatened breach of such provisions. Such injunctive relief shall not be exclusive, but shall be in addition to any other rights or remedies TII and its subsidiaries and affiliates might have for such breach. The covenants in this Section 6 shall survive the end of the Consulting Term and any termination of this Agreement.

            (f) Reformation. If any term or provision of this Section 6 shall be held invalid or unenforceable because of its duration, geographic scope or for any other reason, the parties agree that the court making such determination shall have the power to (and is hereby requested to) modify such provision, whether by limiting the geographic scope, reducing the duration or otherwise, to the minimum extent necessary to make such term or provision valid and enforceable, and such term or provision shall be enforceable in such modified form.

      7. Release. (a) For and in consideration of the good and valuable consideration provided for in this Agreement, the receipt and sufficiency of which is hereby acknowledged by Consultant, Consultant, for and on behalf of himself and his heirs, administrators, executors and assigns, knowingly and voluntarily, hereby releases and forever discharges TII, its affiliates and subsidiaries and their respective officers, directors, shareholders, agents, advisors, representatives and employees (collectively, "Releasees") from any and all

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claims,  demands,  causes of  action,  damages  and  liabilities  of any  nature whatsoever, known or unknown, suspected or unsuspected, up to and including the date on which Consultant executed this Agreement relating to TII and its subsidiaries, including but not limited to those claims arising out of or attributable to Consultant's employment and the termination of his employment with TII and its subsidiaries, including but not limited to (except as provided below), wrongful termination, unjust dismissal, defamation, libel or slander or under any federal, state or local law dealing with discrimination based on age, sex, national origin, religion, sexual preference, disability or any other protected category and with respect to claims arising out of or attributable to any contractual agreement or arrangement to which Consultant or any affiliate of Consultant is or was a party to with TII or any of its subsidiaries or affiliates. Furthermore, Consultant acknowledges that the good and valuable consideration provided to him pursuant to this Agreement is provided, in part, as full satisfaction of any and all outstanding obligations that TII may have towards him. Notwithstanding anything in this Section 7 to the contrary, there shall be expressly excluded from this release any and all claims that may arise under this Agreement or any agreement, instrument or other document entered into or executed and delivered contemporaneously with this Agreement, any rights Consultant may have pursuant to stock options heretofore granted to him by TII and the stock option agreements related thereto entered into between Consultant and TII and any claims Consultant has with respect to compensation accrued through the date hereof from TII for the TII's current payroll period through the date hereof, which shall be paid in the normal course.

            (b) Consultant acknowledges that there are many laws and regulations prohibiting employment discrimination, or otherwise regulating employment or claims related to employment, pursuant to which he may or may not have rights or claims. These include Title VII of the Civil Rights Act of 1964, as amended, including the Equal Employment Opportunity Act of 1972; the Age Discrimination in Employment Act of 1967, as amended (the "ADEA"); the Older Workers Benefit Protection Act of 1990 ("OWBPA") the Americans with Disabilities Act of 1990; the National Labor Relations Act, as amended; the Employee Retirement Income Security Act of 1974, as amended; the Civil Rights Act of 1866, ss.42 U.S.C. ss.1981; the Civil Rights Act of 1991; the Workers Adjustment and Retraining Notification Act of 1988; the Equal Pay Act of 1963; the Family Medical Leave Act of 1993; the New York State Human Rights Law; The City of New York Human Rights Act; and other federal, state and local human rights, fair employment and other laws. Consultant also understands there are other statutes and laws of contract and tort otherwise relating to his employment with TII and any subsidiary, affiliate or predecessor of TII under which he may or may not have rights. For purposes of this Agreement, the term "affiliate" means a person or entity that, directly or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, the person specified.

            (c) Consult represents and agrees he has not filed any lawsuits against TII or any of its subsidiaries or affiliates, or filed or caused to be filed any charges or complaints against TII with any municipal, state or federal agency charged with the enforcement of any law. Pursuant to and as a part of Consultant's release and discharge of TII and its subsidiaries and affiliates, as set forth herein, with the sole exception of Consultant's right to bring a proceeding pursuant to the OWBPA to challenge the validity of Consultant's release of claims pursuant to the ADEA, Consultant agrees, not inconsistent with EEOC Enforcement Guidance On Non-Waivable Employee Rights Under EEOC-Enforced Statutes dated April 11,1997 and, to the fullest extent permitted by law, not to sue or file a charge, complaint, grievance or demand for

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arbitration against TII or any of its subsidiaries or affiliates in any forum or
assist  or  otherwise   participate  willingly  or  voluntarily  in  any  claim,
arbitration, suit, action, investigation or other proceeding of any kind which relates to any matter that involves TII or any of its subsidiaries or affiliates, and that occurred up to and including the date of Consultant's execution of this Agreement, unless required to do so by court order, subpoena or other directive by a court, administrative agency, arbitration panel or legislative body, or unless required to enforce this Agreement. To the extent any such action may be brought by a third party, Consultant expressly waives any claim to any form of monetary or other damages, or any other form of recovery or relief in connection with any such action. Nothing in this Section shall: (i) impair the responsibility of the Equal Employment Opportunity Commission (the "Commission") to enforce the ADEA, Consultant's right to file a charge or participate in the Commission's proceedings under the ADEA, or Consultant's right to challenge the knowing and voluntary nature of this Agreement under the ADEA; or (ii) be construed to prohibit Consultant from bringing appropriate proceedings to enforce this Agreement.

            (d) Without detracting in any respect from any other provision of this Agreement, Consultant agrees and acknowledges that:

                  (i) this Agreement constitutes a knowing and voluntary waiver of all rights or claims he has or may have against Releasees, arising on or before the date of Consultant's execution of this Agreement, including, but not limited to, all rights or claims arising under the ADEA, including, but not limited to, all claims of age discrimination in employment and all claims of retaliation in violation of the ADEA;

                  (ii) he has no physical or mental impairment of any kind that has interfered with his ability to read and understand the meaning of this Agreement or its terms, and that he is not acting under the influence of any medication or mind-altering chemical of any type in entering into this Agreement;

                  (iii) Consultant does not waive rights or claims that may arise after the date of his execution of this Agreement, including without limitation any rights or claims that he may have to secure enforcement of the terms and conditions of this Agreement; and

                  (iv) the consideration provided to Consultant under this Agreement is in addition to anything of value to which he is are already entitled.

      8. Nonemployee Status. The parties agree that Consultant is and shall be treated for all purposes as an independent consultant to TII and no employment, partnership, agency, joint venture or other relationship shall be created or construed herefrom. Consultant shall have no authority to act to bind TII to any action or agreement, except on authority specifically so delegated by TII, acting through its President or a majority of its Board of Directors, in writing, and Consultant shall not represent to the contrary to any person. As an independent contractor, Consultant shall not be entitled to receive from TII or any of its subsidiaries any health or other insurance or any other benefits of any kind, except for the payment of COBRA insurance premiums in accordance with
Section 4. To the extent consistent with applicable law, TII will not withhold any amounts due to Consultant as U.S.

federal income tax withholding from wages or as employee contributions under the Federal Insurance Contributions Act or any other state or federal laws. Consultant shall be solely responsible for the withholding and/or payment of any federal, state or local income or payroll taxes.

      9. Notices. Except as otherwise provided in this Agreement, any notice, request, demand or other communication to be given under this Agreement shall be in writing and shall be sent by (a) hand delivery, (b) Federal Express (or other similar international overnight courier service), or (c) registered or certified mail, return receipt requested, in each case with delivery charges prepaid, addressed as follows:

                                    (a) if to Consultant, to him at:

                                    Alfred J. Roach
                                    207 Inlet Drive
                                    Lindenhurst, New York 11757

                                    (b) If to TII, to it at:

                                    TII Network Technologies, Inc.
                                    1385 Akron Street
                                    Copiague, New York 11726
                                    Attention:  President

      A party may designate, by notice to the other, any new address for the purpose of this Agreement. Unless otherwise specified in this Agreement, all notices shall be effective upon the earliest of (i) receipt if delivered by hand, (ii) the first business day (a day other than a Saturday, Sunday or day when banks in New York State are authorized to close) following the business day on which it is sent (provided it is sent for next business day delivery) if sent by recognized overnight courier service or (iii) five business days after mailed by registered or certified mail, return receipt requested.

      10. Successors and Assigns; Assignment; Intended Beneficiaries. The services to be provided by Consultant pursuant to this Agreement are unique. Neither this Agreement, nor any of Consultant's rights (including, without limitation, rights to payments), powers, duties or obligations hereunder, may be assigned by Consultant. This Agreement shall be binding upon and inure to the benefit of Consultant, his heirs, executors, administrators, estate and successors, and TII and its successors and assigns.

      11. Amendments; Waivers; Cumulative Rights, Etc. This Agreement may not be amended or modified except in a writing signed by Consultant and TII. No term or provision of this Agreement may be waived and no consent may be given unless such waiver or consent is evidenced by a writing signed by the party to be charged. Any waiver or consent from either party respecting any term or provision of this Agreement shall be effective only in the specific instance and for the specific purpose for which given and shall not be deemed, regardless of frequency given, to be a further or continuing waiver or consent. The failure or delay of either party at any time or times to require performance of, or to exercise any of its powers, rights or

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remedies  with respect to, any term or provision of this  Agreement in no manner shall affect that party's right at a later time to enforce any such term or provision.

      12. Interpretation, Headings. The parties acknowledge and agree that each has been represented by counsel of its choice in connection with entering into this Agreement, and that the terms and provisions of this Agreement have been negotiated, shall be construed fairly as to all parties hereto, and shall not be construed in favor of or against any party. The section headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

      13. Entire Agreement; Severability. This Agreement contains the entire agreement of the parties with respect to the subject matter hereof and supersedes all prior representations, agreements and understandings, oral or otherwise, between the parties with respect to the subject matter hereof. The invalidity or unenforceability of any provision of this Agreement, or part of any provision of this Agreement, shall not affect the other provisions or parts hereof, and this Agreement shall be construed in all respects as if such invalid or unenforceable provisions or parts were omitted.

      14. Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the applicable laws pertaining in the State of New York without regard to the conflicts of laws provisions of such state that would defer to the substantive laws of another jurisdiction.

      15. Jurisdiction; Venue; Waiver of Jury Trial. Each party hereby consents to the personal jurisdiction of the United States District Court for the Eastern District of New York and of any of the courts of the State of New York in Suffolk County in any action, suit or proceeding arising under this Agreement. Each party agrees to bring any such action, suit or proceeding only in such courts. Each party agrees further that service of process or notice in any such action, suit or proceeding shall be effective if given in the manner set forth in Section 9 hereof. Each party also waives any right to trial by jury in any action or proceeding to enforce or defend any right under or in connection with this Agreement

      16. Revocation. Consultant acknowledges that he has received a copy of this Agreement on September 13, 2005 and may take up to twenty-one (21) days to consider, sign and return this Agreement. In addition, Consultant may revoke this Agreement after signing and returning it, but only by delivering a signed revocation notice to Virigina Hall, Vice President-Administration, TII Network Technologies, Inc., 1385 Akron Street, Copiague, New York 11726, within seven
(7) days of Consultant's signing and returning of this Agreement. If no such revocation occurs, the release included in Section 7, and this Agreement, shall become effective on the eighth (8th) day following your execution and delivery of this Agreement. In the event that Consultant revokes the release included in
Section 7, this Agreement shall become null and void and shall not become effective.

      17. Acknowledgement. By signing below, Consultant acknowledges and represents that he has read this Agreement, that he understands its meaning and content, that he has been afforded at least twenty-one (21) days to consider this Agreement, that he has been advised to consult with the attorney of his choice about this Agreement, that he has freely and

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


voluntarily assented to all of the terms and conditions hereof, and that he has signed this Agreement as his own free and voluntary act.

      18.  PLEASE  READ   CAREFULLY.   THIS   AGREEMENT   HAS  IMPORTANT   LEGAL
CONSEQUENCES.

      IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                     TII NETWORK TECHNOLOGIES, INC.



                                     By:  /s/ Timothy J. Roach
                                          --------------------------------------
                                              Name: Timothy J. Roach
                                              Title:   President

                                          /s/ Alfred J. Roach
                                          --------------------------------------
                                              Alfred J. Roach

STATE OF NEW YORK )
                  )ss.:
COUNTY OF SUFFOLK,)


      On September 14, 2005 before me, Barry V. Pittman  personally  came Alfred
J. Roach to me known, and known to me to be the individual described in, and who executed the foregoing Agreement, and duly acknowledged to me that he executed the same.

                                          /s/ Barry V. Pittman
                                          --------------------------------------